UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2011

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On November 9, 2011, Magnetek, Inc. (“Magnetek” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Menomonee Falls, Wisconsin. At the Annual Meeting, the Company's stockholders elected six individuals to the Board of Directors and approved proposals 2,3,4,5 and 6. As to the matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

PROPOSAL 1. Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
David A. Bloss, Sr.	19,986,370	2,131,907	5,429,907
Yon Y. Jorden	21,849,944	268,333	5,459,907
Alan B. Levine	21,950,931	167,346	5,459,907
Peter M. McCormick	21,953,639	164,638	5,459,907
Mitchell I. Quain	21,708,640	409,637	5,459,907
David P. Reiland	20,088,525	2,029,752	5,459,907

PROPOSAL 2. The Company's stockholders ratification of the appointment of ERNST & YOUNG LLP as the Company's independent registered public accounting firm for the six-month Transition Period ending January 1, 2012.

Votes For	Votes Against	Abstentions
27,404,691	122,869	20,624

PROPOSAL 3. Approval to amend Magnetek's Restated Certificate of Incorporation to effect a reverse stock split with the final decision to proceed determined by the Board of Directors not later than December 31, 2012.

Votes For	Votes Against	Abstentions
20,832,519	3,913,831	2,801,834

PROPOSAL 4. Approval of First Amendment to Second Amended and Restated 2004 Stock Incentive Plan of Magnetek, Inc.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,474,083	5,429,900	214,294	5,429,907

PROPOSAL 5. Approval of Director Compensation and Deferral Investment Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,812,887	5,112,309	193,081	5,429,907

PROPOSAL 6. Approval by non-binding vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,036,233	2,369,029	2,713,015	5,429,907

PROPOSAL 7. Recommendation by non-binding vote on the frequency of future votes on executive compensation.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
17,594,069	301,850	1,512,195	2,709,463	5,430,607

In light of these results, the Company's Board of Directors has determined to hold the non-binding vote on executive compensation annually until the next stockholder vote on the frequency of such advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 10, 2011

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

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